EXHIBIT 10.8

SERVICE AGREEMENT

This Service Agreement (“Agreement”) is made this _______ day of _______________, 20____ between VOICESTEP TELECOM, LLC (“VoiceStep”), a California corporation, with offices at 7545 Irvine Center Drive Suite 200, CA 92618, and _________________________________________ (“Customer”). This document constitute the agreement (“Agreement”) between VoiceStep Telecom, LLC (“we,” “us” or “VoiceStep”) and the user (“you,” “user” or “Customer”) of VoiceStep’s VoIP communications services and any related products or services (“Service”). VoiceStep and Customer may be collectively referred to as the “Parties”. This Agreement governs both the Service and any devices, such as a Gateway, IP phone, Analog Telephone Adapter or any other IP connection device, (“Device” or “Equipment”) used in conjunction with the Service. By activating the Service, you acknowledge that you have read and understood, and you agree, to the terms and conditions of this Agreement, and you represent that you are of legal age to enter this Agreement and become bound by its terms.

1) CUSTOMER INFORMATION

Customer Name:
Business Name:
SERVICE ADDRESS	BILLING ADDRESS (leave blank if same as Service Address)
Street:	Street:
Unit:	Unit:
City:	City:
State:	State:
Zip Code:	Zip Code:

2) CONTACT INFORMATION

BILLING CONTACT	TECHNICAL CONTACT (leave blank if same as Billing Contact)
Name:	Name:
Phone:	Phone:
FAX:	FAX:
Cell:	Cell:
E-mail:	E-mail:

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3) SERVICE SELECTIONS

Customer hereby agrees to purchase Services described below (the “Initial Order”), subject to the terms and conditions of this Agreement, and such additional terms and conditions as may be set forth in executed attachments. Customer may place additional orders from time to time during the term of this Agreement by submission of service orders either orally or in writing. Service orders shall be deemed as executed under this agreement (1) when received from Customer by VoiceStep and accepted and confirmed via either email or paper confirmation delivery by VoiceStep to Customer and/or (2) when the requested services have been provided and invoiced and Customer has paid invoice for such services. The Initial Order and any additional service orders are subject to credit approval and are effective only upon acceptance by VoiceStep.

Please select your products and services below and indicate the number of users, phone numbers, and fax lines.

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A)    PHONE SERVICE

· Unlimited Local & Long Distance	· Group Paging
· Voicemail to Email (VM2Email)	· Dial by Name Directory
· SMS to Email (SMS2Email)	· Intercom
· Multi-Tiered Auto Attendants	· Shared Line Appearance
· Multiple Call Schedules	· Unlimited Hunt Groups
· Ring Groups and Queues	· Call Parking
· Call Forwarding, Waiting, ID, Three-Way, Transfer	· User Friendly Web Interface
· HD Voice	· Free Number Porting
· Conference Bridge	· Secure Online Admin Controls
· Custom Hold Music	· No Set Up or Activation Fees
· Call Recording	· 100% US Based Customer Support

LINES (Specify How Many Are Needed For Your Business. Price Is Per Line Per Month)
Term	1-4 Lines	5-9 Lines	10-24 Lines	25-49 Lines	50-99 Lines	100+ Lines	Qty.
Monthly (Billed Monthly)	$24.99 ☐	$22.99 ☐	$20.99 ☐	$18.99 ☐	$16.99 ☐	$14.99 ☐
Annual (Billed Monthly)	$22.99 ☐	$20.99 ☐	$18.99 ☐	$16.99 ☐	$14.99 ☐	$12.99 ☐

USERS / EXTENSIONS (Specify How Many Are Needed For Your Business. Price Is Per User Per Month)
DESCRIPTION	NRC	MRC	Qty.
USERS / EXTENSIONS ON VOIP PHONE SYSTEMS

PHONE NUMBERS (Specify How Many Are Needed For Your Business. Price Is Per Number Per Month)
DESCRIPTION	NRC	MRC	Must Keep Existing Number(s)	Qty.
LOCAL NUMBER			☐

NOTE:

•

If you are porting phone numbers from your current service provider (i.e. you want to keep your existing numbers), please fill out the Local or TF Port Request form and attach a copy of your current bill.

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B)    FAX SERVICE

· Amazing Savings	· Privacy Ensured
· Send & Receive by E-mail	· Access Faxes Anywhere
· Send & Receive by Cell Phone	· More Reliable Than Fax Machine
· No More Busy Signals	· Keep Your Current Number
· No Lost or Missed Faxes	· Works with PC Turned Off

PLANS	NRC	Monthly MRC	Annual MRC	Must Keep Existing Number(s)	Qty.
VFAX – Unlimited - Send/receive by email, portal, and PC - Unlimited inbound/outbound faxing	$0.00 ☐	$24.99 ☐	$19.99 ☐	☐
VFAX – Premium - Send/receive by email, portal, and PC - 1,000 inbound/outbound pages per month - $0.05 per additional page	$0.00 ☐	$14.99 ☐	$11.99 ☐	☐
VFAX – Basic - Send/receive by email, portal, and PC - 500 inbound/outbound pages per month - $0.05 per additional page	$0.00 ☐	$9.99 ☐	$7.99 ☐	☐
VFAX – Device - Send/receive by a FAX device - Unlimited inbound/outbound faxing	$149.99 ☐	$24.99 ☐	$19.99 ☐	☐

NOTE:

•	If you are porting FAX numbers from your current service provider (i.e. you want to keep your existing FAX numbers), please fill out the Local or TF Port Request form and attach a copy of your current bill.

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 C)    ADDITIONAL SERVICES

Selection	Description	NRC	MRC	Billing Method	Qty.
☐	“SMART” LOCAL NUMBER (Email2SMS, 411 Directory Assistance Listing, White/Yellow Pages, CNAM Listing)	$0.00	$4.99	Per Number
☐	INT’L LOCAL NUMBER - International Telephone Numbers in 50+ countries. - Each number has 2 channels.	$0.00	$14.99	Per Number
☐	INTER-COMPANY LINK (Direct Dialing Between Companies)	$49.99	$49.99	Per Company
☐	INTERNATIONAL CALLING	$0.00	$0.00	Per Minute
☐	DIRECTORY ASSISTANCE (411)	$1.00	$0.00	Per Call
☐	TOLL FREE (8XX) - Lower 48 States - Hawaii - Alaska - Puerto Rico - US Virgin Islands - Canada	$0.00	$4.99	Per Minute $0.02/min $0.05/min $0.10/min $0.05/min $0.05/min $0.05/min
☐	INT’L TOLL-FREE NUMBER - International TF Numbers in 50+ countries.	$0.00	$0.00	Per Minute Based On Country
Notes / Comments: (Please indicate specific or additional requirements here)

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4) EMERGENCY (911) INFORMATION – THIS SECTION IS REQUIRED

First Name:
Last Name:
Street #: *
Street Name: *
Address Type:	☐ None ☐ Department ☐ Key ☐ Office ☐ Room ☐ Stop ☐ Upper	☐ Apartment ☐ Floor ☐ Lobby ☐ Penthouse ☐ Side ☐ Suite	☐ Basement ☐ Front ☐ Lot ☐ Pier ☐ Slip ☐ Trailer	☐ Building ☐ Hanger ☐ Lower ☐ Rear ☐ Space ☐ Unit
Address Type #:
City: *
State: *
Zip Code: *

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5) BILLING INFORMATION

You authorize VoiceStep to automatically charge your credit card on monthly basis for services provided to you in the amount described in the sections you’ve selected above. In addition, you authorize VoiceStep to charge your credit card for any additional charges as needed.

Name on Credit Card:
Card Type:	☐ VISA ☐ MC ☐ AMERICAN EXPRESS ☐ DISCOVER
Card Number:
Verification Number:
Expiration Date:
Statement Billing Address:

City:
State:
Zip:

By signing below, Customer personally certifies that he or she is an Authorized Agent of the Company, and has read and agrees to be bound by the entirety of VoiceStep’s Terms and Conditions, located at

http://www.voicestep.com/ws/virtual-pbx.html including details regarding E911, and 30-day guarantee policies. Customer agrees to pay for the items selected as “non-recurring charges” upon signing this agreement. Customer agrees that any prior verbal or written communication regarding services and/or pricing from VoiceStep Telecom is superseded by VoiceStep’s Terms and Conditions and this Initial Order.

Customer understands that the amount identified as “monthly recurring charges (MRC)” is the base amount that will be charged each month. Additional monthly usage fees may apply, including but not limited to international calling charges and local, state, and federal taxes. Future changes to nature or quantity of services on the account may cause changes in monthly charges.

AGREED and ACCEPTED BY:

(“CUSTOMER”)

By

Name

Title

Company

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